UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report: October 15, 2004
(Date of earliest event reported)

Hawk Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13797 (Commission File Number)	34-1608156 (I.R.S. Employer Identification Number)

200 Public Square, Suite 1500, Cleveland, Ohio 44114
(Address of principal executive offices including zip code)

(216) 861-3553
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 15, 2004, Hawk Corporation announced that it has successfully completed its consent solicitation in connection with its previously announced cash tender offer for any and all of its $66.3 million outstanding principal amount of 12% Senior Notes due 2006. A copy of the press release announcing the completion of the consent solicitation is attached as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

               99.1 Hawk Corporation Press Release dated October 15, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2004	HAWK CORPORATION
	By:	/s/ Thomas A. Gilbride

Thomas A. Gilbride Vice President – Finance and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Hawk Corporation Press Release dated October 15, 2004